UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 16th 2005
                                                        ------------------

                        MOBILE REACH INTERNATIONAL, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

          Delaware                    000-29313                   20-0121007
 ---------------------------    ----------------------        -----------------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


                      2054 Kildaire Farm Rd. #353, Cary NC          27511
                     --------------------------------------       --------
                    (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (919) 376-0231

                                 NOT APPLICABLE
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02     Unregistered Sales of Equity Securities

On or about October 6th, 2005, the Registrant and a vendor entered into a promissory note and warrant agreement for previous leased office space, pursuant to an 18 month payment plan of $50,000.00. In addition, the Registrant agreed to issue to the vendor warrants to purchase up to 781,250 restricted shares of the Registrants common stock at an exercise price of $0.16 per share for a three year term. At the time of filing the Registrant is in default. The sale was made pursuant to the exemption from registration requirements under Regulation D and
Section 4(2) of the Securities Act. .

On November 1st 2004, the Registrant and a former employee entered into a six month Promissory Note for with a principle amount of $1667.71 and 6 monthly payments of $300.00. At the time of filing the Registrant is in default.

On November 29th, 2004, the Registrant and a vendor entered into a six month Promissory Note for payment of a trade account from one of the Registrant's subsidiaries, for a total of $17,017.27, including interest in the amount of eighteen percent (18%), beginning December 1st 2004. At the time of filing the Registrant is in default.

On December 8th, 2004, the Registrant and the former President of Mobile Reach Solutions (formally Waves Consulting Group, Inc.) entered into a settlement agreement, whereas the Registrant is to pay for certain obligations of the former employee pledged to the company in the amount of $37,096.20 and $110,000.00, for certain trade debt and vehicle loans. The Registrant has agreed to pay employee $15,000.00 over three months. In addition, under the settlement agreement the Registrant agreed to issue to the employee 900,000 restricted shares of the Registrant's common stock, subject to Registrant obtaining prior stockholder approval to increase the number of its authorized shares of common stock. At the time of filing the Registrant is in default. The sale was made pursuant to the exemption from registration requirements under Regulation D and
Section 4(2) of the Securities Act.

On February 16th, 2005, the Registrant and the former Chairman of the Board entered into a separation agreement whereas the Registrant has agreed to pay $10,000.00 and issue 1,000,000 restricted shares of the Registrant's common stock, subject to Registrant obtaining prior stockholder approval to increase the number of its authorized shares of common stock. At the time of filing the Registrant is in default. The sale was made to an "accredited investor", as that term is defined under Rule 501 under Regulation D of the Securities Act of 1933, as amended, pursuant to the exemption from registration requirements under Rule 506 and Section 4(2) of the Securities Act.

On February 16th, 2005, the Registrant and a vendor entered into an agreement for payment of trade account, pursuant to which, in lieu of payment in cash obligations equal to $22,855.20 for office space provided by the vendor to the Registrant in 2000, 2001 and 2002, the Registrant agreed to issue to the vendor an aggregate of 2,285,520 restricted shares of its common stock to such vendor, subject to Registrant obtaining prior stockholder approval to increase the number of its authorized shares of common stock. The sale was made pursuant to the exemption from registration requirements under Regulation D and Section 4(2) of the Securities Act.

On February 16th, 2005, the Registrant and a vendor entered into an agreement for payment of trade account, pursuant to which, in lieu of payment in cash obligations equal to $40,453.45 for past services provided by the vendor to one of the Registrants subsidiaries, the Registrant agreed to issue to the vendor 4,045,345 restricted shares of its common stock, subject to Registrant obtaining prior stockholder approval to increase the number of its authorized shares of common stock. The sale was made pursuant to the exemption from registration requirements under Regulation D and Section 4(2) of the Securities Act.

On March 8th, 2005, the Registrant and a note holder entered into an agreement for payment of a debenture dated April 30th 2002, pursuant to which, in lieu of payment in cash obligations equal to $395.000.00 plus interest, the Registrant agreed to issue to the note holder 8,000,000 restricted shares of its common stock, subject to Registrant obtaining prior stockholder approval to increase the number of its authorized shares of common stock. The sale was made pursuant to the exemption from registration requirements under Regulation D and Section 4(2) of the Securities Act.

On March 8th, 2005, the Registrant and a former employee entered into a six month Promissory Note for with a principle amount of $30,000 and 6 monthly payments of $5,000.00.

On February 28th, 2005, the Registrant and a note holder entered into an agreement for payment of a debenture dated October 28th 2004, pursuant to which, in lieu of payment in cash obligations equal to $100.000.00, the Registrant agreed to issue to the note holder 10,000,000 restricted shares of its common stock, subject to Registrant obtaining prior stockholder approval to increase the number of its authorized shares of common stock. Both Registrant and holder also agreed to cancel any and all securities not issued including 2,000,000 warrants at an exercise price of $0.16 per share. The sale was made pursuant to the exemption from registration requirements under Regulation D and Section 4(2) of the Securities Act.

On March 13th, 2005, the Registrant and a note holder entered into an agreement for payment of a note dated December 10th 2003, pursuant to which, in lieu of payment in cash obligations equal to $50,000.00, the Registrant agreed to issue to the note holder 5,500,000 restricted shares of its common stock, subject to Registrant obtaining prior stockholder approval to increase the number of its authorized shares of common stock. Both Registrant and holder also agreed to cancel any and all securities not issued including 49,363 options at an exercise price of $0.10 per share. The sale was made pursuant to the exemption from registration requirements under Regulation D and Section 4(2) of the Securities Act.

On March 1st, 2005, the Registrant and a vendor entered into an agreement for payment of an account from one of the Registrant's subsidiaries, for a total of $16,765.00, the entry of judgment is pursuant to Registrant defaulting on the terms set herein, beginning April 1st 2005 for a period of 18 months.

On March 24th, 2005, the Registrant and a former officer entered into an agreement of settlement for past services and expenses, whereas the Registrant is to pay the former officer $9,000.00 in cash obligations, the Registrant additionally agreed to issue to the former officer 4,500,000 restricted shares of its common stock, subject to Registrant obtaining prior stockholder approval to increase the number of its authorized shares of common stock. Both Registrant and holder also agreed to cancel any and all securities not issued at the time of settlement. The sale was made pursuant to the exemption from registration requirements under Regulation D and Section 4(2) of the Securities Act.

On March 18th, 2005, the Registrant and a note holder entered into an agreement for payment of a note dated September 9th 2003, pursuant to which, in lieu of payment in cash obligations equal to $230,000.00, the Registrant agreed to issue to the note holder 20,000,000 restricted shares of its common stock, subject to Registrant obtaining prior stockholder approval to increase the number of its authorized shares of common stock. Both Registrant and holder also agreed to cancel any and all securities not issued including 1,000,000 warrants at an exercise price of $0.10 per share at the time of settlement. The sale was made pursuant to the exemption from registration requirements under Regulation D and
Section 4(2) of the Securities Act.

On March 25th, 2005, the Registrant and a vendor entered into an agreement for payment of account, pursuant to which, in lieu of payment in cash obligations equal to $21,000.00 for past services provided by the vendor, the Registrant agreed to issue to the vendor 2,100,000 restricted shares of its common stock, subject to Registrant obtaining prior stockholder approval to increase the number of its authorized shares of common stock. The sale was made pursuant to the exemption from registration requirements under Regulation D and Section 4(2) of the Securities Act.

On February 25th, 2005, the Registrant and a note holder entered into an agreement for payment of a note dated November 10th, 2003, pursuant to which, in lieu of full payment in cash obligations equal to $50,000.00, the Registrant agreed to issue to the note holder $15,000.00 in cash and 5,000,000 restricted shares of its common stock, subject to Registrant obtaining prior stockholder approval to increase the number of its authorized shares of common stock. Both Registrant and holder also agreed to cancel any and all securities not issued at the time of settlement. The sale was made pursuant to the exemption from registration requirements under Regulation D and Section 4(2) of the Securities Act.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on April 6, 2005.


                                            Mobile Reach International, Inc.

                                            By:  /s/  Alan Christopher Johnson
                                               --------------------------------
                                                      Alan Christopher Johnson
                                                      Chief Executive Officer

April 6, 2005